LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln New York Account N for Variable Annuities

Lincoln Investor Advantage® Product Suite

Supplement dated July 28, 2025 to the
Updating Summary Prospectus for Current Contractowners dated May 1, 2025

This Supplement to your summary prospectus outlines changes to certain investment options under your individual annuity contract.  All other provisions outlined in your variable annuity prospectus, as supplemented, remain unchanged.

The Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and AIM Variable Insurance Funds (Invesco Variable Insurance Funds) approved the name change of Invesco Oppenheimer V.I. International Growth Fund effective on or about August 22, 2025.

CURRENT FUND NAME	NEW FUND NAME

Invesco Oppenheimer V.I. International Growth Fund	Invesco V.I. International Growth Fund

You can obtain information by contacting your registered representative, online at www.lfg.com/vaprospectus, or by sending an email request to CustServSupportTeam@lfg.com.
Please retain this supplement for future reference.